Unaudited Interim Consolidated Statements of Loss - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Revenues:
Vessel revenue	$ 32,947	$ 15,719
Commissions	(1,253)	(554)
Vessel revenue, net	31,694	15,165
Expenses:
Voyage expenses	(16,629)	(9,505)
Vessel operating expenses	(8,796)	(6,698)
Management fees	(488)	(454)
General and administration expenses	(2,269)	(1,540)
Amortization of deferred dry-docking costs	(430)	(240)
Depreciation	(4,952)	(4,196)
Operating loss	(1,870)	(7,468)
Other income / (expenses), net:
Interest and finance costs	(5,801)	(3,442)
Interest and finance costs - related party	(1,900)	(937)
Interest and other income	8	0
Foreign currency exchange losses, net	(27)	(12)
Total other expenses, net	(7,720)	(4,391)
Net loss	$ (9,590)	$ (11,859)
Net loss per common share
Basic and diluted (in dollars per share)	$ (0.27)	$ (0.61)
Weighted average common shares outstanding
Basic and diluted (in shares)	35,217,339	19,370,412